Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                        Supplement, dated June 14, 2004,
                                     to the
                          Prospectus, dated May 1, 2004
      for the Lincoln Benefit Life Consultant Solutions Variable Annuities


This supplement amends the prospectus for the Lincoln Benefit Life Consultant Solutions Variable Annuity contracts ("Contracts") offered by Lincoln Benefit Life Company. Please keep this supplement together with your prospectus for future reference.

The following sentences are added to the third paragraph of the section entitled Trial Examination Period on page 18. For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial
Examination Period allocation of your purchase payment to the Variable Sub-accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the PIMCO Money Market Variable Sub-account. On the next Valuation Date 40 days after the issue date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

The following sentence is added to the end of the second paragraph in the section entitled Dollar Cost Averaging Fixed Account Option on page 28. If we receive purchase payments designated for the DCA Fixed Account Option that are lower than the required minimum of $500, such amounts will be allocated to the PIMCO Money Market Variable Sub-account.

The following sentence is added to the end of the first paragraph in the section entitled Standard Fixed Account Option on page 29. If we receive purchase payments designated for the Standard Fixed Account Option that are lower than the required minimum of $500, such amounts will be allocated to the PIMCO Money Market Variable Sub-account.

The following sentence is added to the end of the first paragraph in the section entitled Market Value Adjusted Fixed Account Option on page 30. If we receive purchase payments designated for the Market Value Adjusted Fixed Account Option that are lower than the required minimum of $500, such amounts will be allocated to the PIMCO Money Market Variable Sub-account.

The second sentence in the third paragraph of the section entitled Withdrawals on page 37 is deleted in its entirety and is replaced by the following sentence. If none is named, we will deduct your withdrawal pro-rata from the Variable Sub-accounts according to the value of your investments therein.